WANGER INTERNATIONAL SMALL CAP

                        SUPPLEMENT DATED DECEMBER 7, 2005
        TO PROSPECTUS DATED MAY 1, 2005 OF WANGER INTERNATIONAL SMALL CAP

1. Effective immediately, Todd Narter is no longer a co-portfolio manager of the Fund, and the section entitled "Trust Management Organizations--Portfolio Managers" is deleted and replaced in its entirety as follows:

         CWAM uses a team to assist the portfolio managers in managing the Fund. Team members share responsibility for providing ideas, information, and knowledge in managing the Fund, and each team member has one or more particular areas of expertise. The portfolio managers are responsible for making daily investment decisions, and utilize the management team's input and advice when making buy and sell determinations.

         Louis J. Mendes and Chris Olson are co-portfolio managers of Wanger International Small Cap. Mr. Mendes has managed Wanger International Small Cap since December 2005. He has been a member of the international team since 2001 and an analyst and portfolio manager with Merrill Lynch Investment Managers specializing in Asian equity markets prior thereto. Mr. Mendes is also a vice president of Columbia Acorn Trust and a co-portfolio manager of Columbia Acorn International. The SAI provides additional information about Mr. Mendes' compensation, other accounts he manages and his ownership of securities in the Fund.

         Mr. Olson is a vice president of the Trust and has managed Wanger International Small Cap since September 2001. He has been a member of the international analytical team at CWAM since January 2001. Mr. Olson is also a vice president of Columbia Acorn Trust and a co-portfolio manager of Columbia Acorn International Select. Prior to joining CWAM, Mr. Olson was most recently a director and portfolio strategy analyst with UBS Asset Management/Brinson Partners. The SAI provides additional information about Mr. Olson's compensation, other accounts he manages and his ownership of securities in the Fund.

2. The following changes are effective February 4, 2006:

o the first sentence of the first paragraph under the heading "Principal Investment Strategy" on page 4 is deleted in its entirety and replaced by the following sentence: "Wanger International Small Cap invests primarily in stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of initial purchase."

o the first sentence of the third paragraph under the heading "Principal Investment Strategy" on page 4 is deleted in its entirety and replaced by the following sentence: "Under normal circumstances, Wanger International Small Cap invests at least 80% of its net assets (plus any borrowings for investment purposes), at market value at the time of investment, in companies with total stock market capitalizations of $5 billion or less at the time of initial purchase."


                                                               SUP-47/92906-1205

                           WANGER INTERNATIONAL SELECT

                        SUPPLEMENT DATED DECEMBER 7, 2005
         TO PROSPECTUS DATED MAY 1, 2005 OF WANGER INTERNATIONAL SELECT

         Effective immediately, Chris Olson is the sole portfolio manager of Wanger International Select.


                                                               SUP-47/93000-1205

                              WANGER ADVISORS TRUST

                          WANGER U.S. SMALLER COMPANIES
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER SELECT
                           WANGER INTERNATIONAL SELECT

         The Funds listed above are referred to collectively as the "Funds" and Wanger Advisors Trust is referred to herein as the "Trust."

                 SUPPLEMENT DATED DECEMBER 7, 2005 TO THE FUNDS'
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

1. Effective February 4, 2006, Wanger International Small Cap will invest primarily in the stocks of companies based outside the U.S. with market capitalizations of less than $5 billion at the time of initial purchase. As a result, effective February 4, 2006, in the section entitled "INVESTMENT RESTRICTIONS," investment restriction (a) on the bottom of page 5 is deleted in its entirety and replaced by the following investment restriction, so that Wanger International Small Cap may not:

            (a) [INTERNATIONAL SMALL CAP ONLY] Under normal circumstances, invest less than 80% of its net assets (plus any borrowings for investment purposes), at market value at the time of investment, in companies with total stock market capitalizations of $5 billion or less at the time of initial purchase.* International Small Cap will notify shareholders at least 60 days prior to any change in its 80% policy;

         * The Fund may add to positions of stocks whose market capitalizations have grown above the designated market capitalization range since they were first purchased, if the investment adviser deems such stocks to be attractive.

2. Effective immediately, the following language is added as the eighth paragraph under the heading "PURCHASES AND REDEMPTIONS" as follows:

         In addition, you may, subject to the approval of the Trust, purchase shares of a Fund with securities that are held in the Funds' portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund [consistent with the Fund's investment objectives and restrictions]) that have a value that is readily ascertainable in accordance with the Trust's valuation policies. Should the Trust approve your purchase of a Fund's shares with securities, the Trust would follow its purchase-in-kind procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to the Trust's valuation procedures as then in effect, and you would receive the number of Fund shares having a net asset value on the purchase date equal to the aggregate purchase price.

3. Effective immediately, Todd Narter is no longer a co-portfolio manager of Wanger International Small Cap and Wanger International Select. As a result, the first paragraph of the section entitled "Management Arrangements--Portfolio Managers" is deleted and replaced with the following:

                  Robert A. Mohn is the lead portfolio manager of Wanger U.S. Smaller Companies. Chris Olson and Louis Mendes are the co-portfolio managers of Wanger International Small Cap. Chris Olson is the lead portfolio manager of Wanger International Select. Ben Andrews is the lead portfolio manager of Wanger Select.


                                                               SUP-39/92907-1205

4. Effective immediately, the following information is added to the table under the section entitled "Management Arrangements--Portfolio Managers--Other Accounts Managed by Portfolio Managers":

                                  NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS
                                     BY ACCOUNT TYPE AS OF DECEMBER 31, 2004
                       ---------------------------------------------------------
                        REGISTERED INVESTMENT      OTHER POOLED
                              COMPANIES             INVESTMENT            OTHER
PORTFOLIO MANAGER      (OTHER THAN THE FUNDS)        VEHICLES           ACCOUNTS
--------------------------------------------------------------------------------
Louis Mendes
   Number:                        2                      0                  3
   Assets:                 $2,213,340,000               $0              $240,000

5. Effective immediately, the discussion under the section entitled "Management Arrangements--Portfolio Managers--Compensation" is revised to refer to Mr. Mendes in the second sentence of the first paragraph.